CLIENT SERVICES CALLOUT SCRIPT
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING FROM FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING WE SENT YOU REGARDING THE ______ (FOUR OPTIONS: FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND, FIDELITY ADVISOR EMERGING MARKETS INCOME FUND, FIDELITY ADVISOR NATURAL RESOURCES
FUND).  I'M ASSISTING FIDELITY WITH THE PROXY VOTE TO APPROVE SEVERAL
IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.   I AM
CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT YET DONE
SO.
HAVE YOU RECEIVED THE ______ (FOUR OPTIONS: FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND, FIDELITY ADVISOR EMERGING MARKETS INCOME FUND, FIDELITY ADVISOR NATURAL RESOURCES
FUND) PROXY MATERIAL? THE PACKAGE WAS DATED EARLY MAY. (Describe the mailings to the shareholder if he/she does not recall it ==> 8"x11" envelope (Natural Resources proxy material is in a 6"x9" envelope) with yellow and black bar down the side.)
If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting on June 18th. Thank the shareholder for his/ her time. (End phone call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON JUNE 18TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX BOTH SIDES OF YOUR SIGNED PROXY CARD TO 617-871-2569. IF YOU WOULD LIKE TO VOTE BY PHONE, PLEASE CALL 1-800-848-3155.
If YES: DO YOU HAVE ANY QUESTIONS?
If YES: Answer questions using the proxy material and Q&A and then encourage the shareholder to vote.
SCRIPT FOR LEAVING A MESSAGE ON AN ANSWERING MACHINE
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING FROM FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING WE SENT YOU REGARDING THE ______ (FOUR OPTIONS: FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND, FIDELITY ADVISOR EMERGING MARKETS INCOME FUND, FIDELITY ADVISOR NATURAL RESOURCES
FUND). I'M ASSISTING FIDELITY WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.
AS AN OWNER OF THE ______ (FOUR OPTIONS: FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND, FIDELITY ADVISOR EMERGING MARKETS INCOME FUND, FIDELITY ADVISOR NATURAL RESOURCES
FUND), YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL FIDELITY AT 1-800-522-7297. THANK YOU FOR YOUR TIME.

LOG SHEET
 Date__________________
 Fidelity Rep_________________
Address Correction
Social Security No. (record from database; do not ask shareholder)________________
Shareholder Name_______________________________________________________
Street Address _________________________________________________________
City_________________________State_____________Zip Code_________________
Materials to Be Sent Advisor V Advisor VIII
Proxy Card Only ________ ____________ ___________
Full Proxy Kit  __________ ____________ ___________
Comments
Notable Shareholder Response____________________________________________
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Other Comments________________________________________________________
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